Barings Participation Investors

Report for the Three Months Ended March 31, 2024

Adviser
Barings LLC
300 S Tryon St., Suite 2500
Charlotte, NC 28202
Independent Registered Public Accounting Firm
KPMG LLP
Boston, Massachusetts 02110
Counsel to the Trust
Ropes & Gray LLP
Boston, Massachusetts 02111
Custodian
State Street Bank and Trust Company
Boston, Massachusetts 02110

Transfer Agent & Registrar
SS&C Global Investor & Distribution Solution, Inc., formerly known as DST System, Inc. ("SS&C GIDS")
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374
Internet Website
https://www.barings.com/mpv

Barings Participation Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy
Barings Participation Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol “MPV”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.
The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.
The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times per year. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.
Form N-PORT
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at https://www.barings.com/mpv; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended March 31, 2024 is available (1) on the Trust’s website at https://www.barings.com/mpv; and (2) on the SEC’s website at http://www.sec.gov.
Legal Matters
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.
The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Participation Investors
TO OUR SHAREHOLDERS
April 30, 2023
We are pleased to present the March 31, 2024, Quarterly Report of Barings Participation Investors (the “Trust”).

PORTFOLIO PERFORMANCE

The Board of Trustees declared a quarterly dividend of $0.36 per share, payable on June 14, 2024, to shareholders of record on May 31, 2024. This represents an increase of $0.01 per share or 2.9% over the previous dividend of $0.35 per share and the seventh consecutive quarterly increase. The Trust earned $0.36 per share of net investment income, net of taxes, for the first quarter of 2024, compared to $0.33 per share in the previous quarter. The increase in net investment income was predominantly related to $0.04 per share of excise tax expense in the fourth quarter, while core earnings were flat as base rates leveled off in the first quarter.

	March 31, 2023(1)(2)	December 31, 2023(1)	% Change
Quarterly Dividend per share(3)	0.36(3)	$0.35	2.9%
Net Investment Income(4)	$3,803,025	$3,529,750	7.7%
Net Assets	$168,705,696	$163,366,715	3.3%
Net Assets per share(5)	$15.88	$15.41	3.0%
Share Price	$16.12	$15.60	3.3%
Dividend Yield at Share Price	8.9%	9.0%	(1.1)%
(Discount) / Premium	1.5%	1.2%

(1) Past performance is no guarantee of future results
(2) Figures are unaudited
(3) Payable on June 14, 2024
(4) Figures are shown net of excise tax
(5) Based on shares outstanding at the end of the period of 10,601,700 as of 12/31/2023 and 10,622,422 as of 3/31/2024, respectively.

•Quarterly total returns at March 31, 2024, and December 31, 2023, were 3.1% and 2.7%, respectively. Longer term, the Trust returned 11.6%, 10.7%, 10.2%, 9.6%, and 11.0% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends
•The Trust’s average quarter-end discount for the 1, 3, 5 and 10-year periods was (7.1)%, (11.5)%, (6.5)% and (1.7)%, respectively
•U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the Credit Suisse Leveraged Loan Index, returned 1.5% and 2.5% for the quarter, respectively

PORTFOLIO BENEFITS

•We believe the Trust benefits from being part of the larger Barings North American Private Finance (“NAPF”) platform, which as of March 31, 2024, has over 30 years of experience and had commitments of over $26 billion to private credit.
•The NAPF platform has provided two primary benefits to the Trust: Direct deal origination and credit underwriting. NAPF has served as the Lead or Co-Lead on over 80% of its originated transactions and has a senior loan loss rate of 0.03% since inception. The benefit of being the Lead or Co-Lead lender is the ability to lead negotiations on terms and have influence over the credit agreement.
•The Trust has continued to benefit from NAPF’s strong origination relationships with private equity sponsors. Every private placement investment in the portfolio was directly originated by Barings via a sponsor (without a financial intermediary), where one hundred percent of the economics are passed through to investors.
•The Trust has consistently generated a stable dividend yield for investors, which to date has been paid exclusively from investment income and capital gains – no return of capital, all while employing a limited amount of leverage 0.10x.
•The Trust continues to invest in what we believe are high-quality companies in defensive sectors and remains well diversified with 33 different industries across 155 assets, where over 65% of those investments are first lien senior secured loans that we believe provide strong risk adjusted returns. The Trust continues to invest in senior subordinated debt when we believe the risk adjusted return is appropriate. Approximately 13% of the market value of the Trust was equity, generating ~$10.5 million ($0.99 per share) in unrealized appreciation as of March 31, 2024.
(Continued)
PORTFOLIO ACTIVITY

Consistent with the stated investment objective of the Trust, we continued to search for relative value across the capital structure of potential investments that provide current yield with an opportunity for capital gains. The Trust closed eight new private placement investments and add-on investments to 28 existing portfolio companies during the first quarter of 2024. The total amount invested by the Trust in these transactions was $10.7 million.
PORTFOLIO LIQUIDITY

The Trust maintained a liquidity position comprised of a combination of its available cash balance and short-term investments of $4.0 million or 2.1% of total assets, in addition to a low leverage profile at 0.10x as of March 31, 2024. Given the migration of the portfolio towards more senior secured investments, the Trust increased its revolving credit facility with MassMutual to a total commitment of $22.5 million (See Note 4). This increased facility coupled with the current cash balance provides liquidity to support our current portfolio companies as well as invest in new portfolio companies. As always, the Trust continues to benefit from strong relationships with our carefully chosen financial sponsor partners. These relationships provide clear benefits to the portfolio companies including potential access to additional capital if needed and strategic thinking to compliment a company’s management team. High-quality and timely information about portfolio companies, which is only available in a private market setting, allows us to work constructively with financial sponsors and maximize the portfolio companies’ long-term health and value.

The Trust’s recently announced dividend of $0.36 per share is the seventh consecutive quarterly dividend increase. With more than 65% of the Trust in first lien floating rate loans, the Trust's net investment income has increased as interest rates have risen. We believe the increase in interest rates coupled with the overall strong credit quality of the Trusts supports the increase in the quarterly dividend. In determining the quarterly dividend, the Board of Trustees seeks to ensure that the Trust will be able to pay sustainable dividends over the long term.

Thank you for your continued interest in and support of Barings Participation Investors.

Sincerely,
Christina Emery
President

Portfolio Composition as of 03/31/24*

Public Bank Loans
1.0%
Cash & Short-Term
Investments
2.2%
Private Debts
5.8%
Private / Restricted
Equity
12.7%
Private Bank Loans
78.3%

Cash & Short-Term Investments 2.2%
Fixed Rate 12.3%
Equity 12.8%
Floating Rate 72.7%

* Based on market value of total investments
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Hypothetical growth of $10,000 Investment (unaudited)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$25,940
$15,446
3/31/2014
3/31/2015
3/31/2016
3/31/2017
3/31/2018
3/31/2019
3/31/2020
3/31/2021
3/31/2022
3/31/2023
3/31/2024
Barings Participation Investors
Bloomberg Barclays U.S. Corporate High Yield Index

Average Annual Returns March 31, 2024	1 Year	5 Year	10 Year
Barings Participation Investors	38.31%	8.56%	10.06%
Bloomberg Barclays U.S. Corporate High Yield Index	11.15%	4.21%	4.44%
Data for Barings Participation Investors (the “Trust”) represents returns based on the change in the Trust’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on distributions from the Trust or the sale of shares.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Barings Participation Investors
March 31, 2024
(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value	$173,828,287
(Cost - $ 165,971,201)
Corporate restricted securities - rule 144A securities at fair value	5,242,655
(Cost - $ 5,439,310)
Corporate public securities at fair value	1,824,582
(Cost - $ 2,184,028)

Total investments (Cost - $ 173,594,539)	180,895,524
Cash	4,005,134
Foreign currencies (Cost - $ 6,830)	6,381
Dividend and interest receivable	2,008,796
Receivable for investments sold	407,943
Other assets	193,635
Total assets	187,517,413

Liabilities:
Note payable	15,000,000
Credit facility (net of deferred financing fees)	2,832,421
Deferred tax liability	334,789
Investment advisory fee payable	379,588
Interest payable	65,332
Accrued expenses	199,587
Total liabilities	18,811,717
Commitments and Contingencies (See Note 7)
Total net assets	$168,705,696
Net Assets:
Common shares, par value $0.01 per share	$106,224
Additional paid-in capital	144,491,153
Total distributable earnings	24,108,319
Total net assets	$168,705,696
Common shares issued and outstanding (14,787,750 authorized)	10,622,422
Net asset value per share	$15.88

See Notes to Consolidated Financial Statements 5

CONSOLIDATED STATEMENT OF OPERATIONS Barings Participation Investors
For the three months ended March 31, 2024
(Unaudited)

Investment Income:
Interest	$4,816,370
Dividends	21,012
Other	56,346
Total investment income	4,893,728
Expenses:
Interest and other financing fees	440,427
Investment advisory fees	379,588
Professional fees	131,965
Trustees’ fees and expenses	69,000
Reports to shareholders	42,000
Custodian fees	6,000
Other	21,723
Total expenses	1,090,703
Investment income - net	3,803,025
Income tax, including excise tax expense	—
Net investment income after taxes	3,803,025
Net realized and unrealized gain on investments and foreign currency:
Net realized gain on investments before taxes	895,020
Income tax benefit	2,786
Net realized gain on investments after taxes	897,806
Net increase in unrealized appreciation of investments before taxes	369,978
Net decrease in unrealized appreciation of foreign currency translation before taxes	(168)
Deferred income tax benefit (expense)	(52,015)
Net increase in unrealized appreciation of investments and foreign currency transactions after taxes	317,795
Net gain on investments and foreign currency	1,215,601
Net increase in net assets resulting from operations	$5,018,626

See Notes to Consolidated Financial Statements 6

CONSOLIDATED STATEMENT OF CASH FLOWS Barings Participation Investors
For the three months ended March 31, 2024
(Unaudited)

Net decrease in cash & foreign currencies:
Cash flows from operating activities:
Purchases of portfolio securities	$(12,351,391)
Proceeds from disposition of portfolio securities	13,705,543
Interest, dividends and other income received	5,291,636
Interest expenses paid	(603,326)
Operating expenses paid	(937,347)
Income taxes paid	(447,214)
Net cash provided by operating activities	4,657,901
Cash flows from financing activities:
Repayments under credit facility	(3,750,000)
Receipts for shares issued on reinvestment of dividends	320,355
Cash dividends paid from net investment income	(3,710,595)
Net cash used for financing activities	(7,131,364)
Net decrease in cash & foreign currencies	(2,473,463)
Cash & foreign currencies - beginning of period	6,485,146
Effects of foreign currency exchange rate changes on cash and cash equivalents	(168)
Cash & foreign currencies - end of period	$4,011,515
Reconciliation of net increase in net assets to net cash provided by operating activities:
Net increase in net assets resulting from operations	$5,018,626
Increase in investments	(2,031,257)
Decrease in interest receivable	779,499
Increase in receivable for investments sold	(7,429)
Decrease in payment-in-kind non-cash income received	1,274,687
Decrease in amortization	437,022
Decrease in other assets	34,540
Increase in deferred tax liability	52,015
Decrease in investment advisory fee payable	(362,010)
Decrease in interest payable	(162,899)
Increase in accrued expenses	74,939
Decrease in tax payable	(450,000)
Total adjustments to net assets from operations	(360,893)
Effects of foreign currency exchange rate changes on cash and cash equivalents	168
Net cash provided by operating activities	$4,657,901

See Notes to Consolidated Financial Statements 7

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS Barings Participation Investors

	For the three months ended 03/31/2024 (Unaudited)	For the year ended 12/31/2023
Increase in net assets:
Operations:
Investment income - net	$3,803,025	$15,877,015
Net realized gain / (loss) on investments and foreign currency after taxes	897,806	(333,114)
Net change in unrealized appreciation / (depreciation) of investments and foreign currency after taxes	317,795	2,575,432

Net increase in net assets resulting from operations	5,018,626	18,119,333

Increase from common shares issued on reinvestment of dividends
	320,355	—

Dividends to shareholders from:
Distributable earnings to Common Stock Shareholders
	—	(13,676,193)

Total increase / (decrease) in net assets	5,338,981	4,443,140

Net assets, beginning of period/year	163,366,715	158,923,575

Net assets, end of period/year	$168,705,696	$163,366,715

See Notes to Consolidated Financial Statements 8

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS Barings Participation Investors

Selected data for each share of beneficial interest outstanding:

	For the three months ended 03/31/2024 (Unaudited)	For the years ended December 31,
		2023	2022	2021	2020	2019
Net asset value: Beginning of period/year	$15.41	$14.99	$15.19	$13.60	$13.80	$13.18
Net investment income (a)	0.36	1.50	0.97	0.86	1.00	1.00
Net realized and unrealized gain / (loss) on investments	0.11	0.21	(0.31)	1.53	(0.40)	0.69
Total from investment operations	0.47	1.71	0.66	2.39	0.60	1.69
Dividends from net investment income to common shareholders	—	(1.29)	(0.83)	(0.80)	(0.80)	(1.08)
Dividends from realized gain on investments to common shareholders	—	—	(0.03)	—	—	—
Increase from dividends reinvested	0.00 (b)	—	—	—	0.00 (b)	0.01
Total dividends	—	(1.29)	(0.86)	(0.80)	(0.80)	(1.07)
Net asset value: End of period/year	$15.88	$15.41	$14.99	$15.19	$13.60	$13.80
Per share market value: End of period/year	$16.12	$15.60	$12.32	$14.80	$11.88	$16.13
Total investment return
Net asset value (c)	3.05%	12.46%	4.42%	17.84%	4.66%	13.21%
Market value (c)	3.33%	38.51%	(10.57%)	32.09%	(21.11%)	14.72%
Net assets (in millions): End of period/year	$168.71	$163.37	$158.92	$161.08	$144.18	$146.08
Ratio of total expenses to average net assets (d)	2.64% (e)	2.66%	2.35%	2.66%	1.47%	2.26%
Ratio of operating expenses to average net assets	1.58% (e)	1.56%	1.46%	1.46%	1.38%	1.45%
Ratio of interest expense to average net assets	1.07% (e)	0.76%	0.63%	0.41%	0.43%	0.42%
Ratio of income tax expense to average net assets	(0.01)% (e)	0.34%	0.26%	0.79%	(0.34)%	0.39%
Ratio of net investment income to average net assets	9.23% (e)	9.69%	6.39%	5.99%	7.52%	7.30%
Portfolio turnover	7%	12%	12%	43%	34%	22%
(a)    Calculated using average shares.
(b)    Rounds to less than $0.01 per share.
(c)    Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d)    Total expenses include income tax expense.
(e)    Annualized.

	For the three months ended 03/31/2024 (Unaudited)	For the years ended December 31,
Senior borrowings:		2023	2022	2021	2020	2019
Total principal amount (in millions)	$18	$22	$24	$21	$15	$15
Asset coverage per $1,000 of indebtedness	$10,373	$8,511	$7,763	$8,670	$10,612	$10,739

See Notes to Consolidated Financial Statements 9

Consolidated Schedule of Investments Barings Participation Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 106.15%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.04%: (C)

1WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
10.18% Term Loan due 06/24/2025 (SOFR + 4.750%)	$2,384,283	*	$2,373,248	$2,384,282
* 07/01/19 and 12/09/20.

Accurus Aerospace
A supplier of highly engineered metallic parts, kits and assemblies, and processing services.
10.72% First Lien Term Loan due 03/31/2028 (SOFR + 5.250%) (G)	$485,953	04/05/22	468,889	461,122
Limited Liability Company Unit (B)	8,752 uts.	10/14/21	8,752	8,577
			477,641	469,699
AdaCore Inc
AdaCore is a provider of a software development toolkit that helps software developers to write code for embedded systems using a number of programming languages, including Ada, C/C++, Rust, and SPARK.
11.56% First Lien Term Loan due 03/13/2030 (SOFR + 6.250%) (G)	$1,173,376	03/13/24	766,864	766,609

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	1,945 uts.	*	207,911	—
* 12/07/12, 07/11/13 and 06/30/15.

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
Limited Liability Company Unit Class A (B) (F)	766 uts.	10/01/21	24,353	61,231
Limited Liability Company Unit Class A (B) (F)	197 uts.	10/01/21	6,320	15,793
Limited Liability Company Unit Class B (B) (F)	766 uts.	10/01/21	784	—
Limited Liability Company Unit Class B (B) (F)	197 uts.	10/01/21	202	—
			31,659	77,024
AIT Worldwide Logistics, Inc.
A provider of domestic and international third-party logistics services.
12.93% Second Lien Term Loan due 04/06/2029 (SOFR+ 7.500%)	$1,669,355	04/06/21	1,645,818	1,659,840
Limited Liability Company Unit (B)	56 uts.	04/06/21	55,645	85,754
			1,701,463	1,745,594
Americo Chemical Products
A provider of customized specialty chemical solutions and services for pretreatment of metal surfaces and related applications.
10.83% First Lien Term Loan due 04/28/2029 (SOFR + 5.500%) (G)	$612,489	04/28/23	479,504	492,448
Limited Liability Company Unit (B) (F)	22,480 uts.	04/28/23	22,480	23,829
			501,984	516,277

See Notes to Consolidated Financial Statements 10

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 106.15%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.04%: (C)

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B) (F)	114 uts.	10/04/12	$113,636	$211,506

Amtech Software
A provider of enterprise resource planning software and technology solutions for packaging manufacturers.
11.06% First Lien Term Loan due 11/02/2027 (SOFR + 5.750%) (G)	$993,182	11/02/21	523,442	528,134

Applied Aerospace Structures Corp.
A leading provider of specialized large-scale composite and metal-bonded structures for platforms in the aircraft, space, and land/sea end markets.
11.59% Term Loan due 11/22/2028 (SOFR + 6.250%) (G)	$191,452.00	12/01/22	161,182	167,302
Limited Liability Company Unit (B)	8 uts.	12/01/22	8,000	10,856
			169,182	178,158
ASC Communications, LLC (Becker's Healthcare)
An operator of trade shows and controlled circulation publications targeting the healthcare market.
10.18% Term Loan due 07/15/2027 (SOFR + 4.750%) (G)	$390,448	07/15/22	363,652	367,783
Limited Liability Company Unit (B) (F)	535 uts.	07/15/22	11,221	15,661
			374,873	383,444
ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13.00% (1.00% PIK) Senior Subordinated Note due 12/31/2024	$911,281	11/19/15	911,178	829,266
Limited Liability Company Unit (B)	111,100 uts.	11/18/15	111,100	15,554
			1,022,278	844,820
Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
11.46% Term Loan due 10/31/2024 (SOFR + 6.000%)	$1,705,500	10/30/18	1,702,185	1,654,335

Aurora Parts & Accessories LLC (d.b.a Hoosier)
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	210 shs.	08/17/15	209,390	209,390
Common Stock (B)	210 shs.	08/17/15	210	264,377
			209,600	473,767
BBB Industries LLC - DBA (GC EOS Buyer Inc.)
A supplier of remanufactured and new parts to the North American automotive aftermarket.
14.31% Second Lien Term Loan due 07/25/2030 (SOFR + 9.000%)	$454,545	07/25/22	440,182	448,182
Limited Liability Company Unit (B)	45 uts.	07/25/22	45,000	48,012
			485,182	496,194

See Notes to Consolidated Financial Statements 11

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 106.15%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.04%: (C)

Best Lawyers (Azalea Investment Holdings, LLC)
A global digital media company that provides ranking and marketing services to the legal community.
10.69% First Lien Term Loan due 11/19/2027 (SOFR + 5.250%) (G)	$1,367,223	11/30/21	$1,091,828	$1,108,473
12.00% HoldCo PIK Note due 05/19/2028	$381,476	11/30/21	377,774	374,228
Limited Liability Company Unit (B)	44,231 uts.	11/30/21	44,231	69,000
			1,513,833	1,551,701
Blue Wave Products, Inc.
A distributor of pool supplies.
Common Stock (B)	51,064 shs.	10/12/12	51,064	60,766
Warrant, exercisable until 2024, to purchase common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	23,855
			71,280	84,621
Bridger Aerospace
A provider of comprehensive solutions to combat wildfires in the United States including fire suppression, air attack and unmanned aircraft systems.
Series C Convertible Preferred Equity (7.00% PIK) (B)	183 shs.	08/12/22	194,454	177,462

BrightSign
A provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
11.21% Term Loan due 10/14/2027 (SOFR + 5.750%) (G)	$1,398,769	10/14/21	1,363,668	1,359,340
Limited Liability Company Unit (B) (F)	111,835 uts.	10/14/21	111,835	101,770
			1,475,503	1,461,110
Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
11.08% Term Loan due 10/04/2024 (SOFR + 5.750%)	$784,104	10/03/18	781,756	773,127

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
10.21% First Lien Term Loan due 04/30/2025 (SOFR+ 4.750%)	$858,986	5/14/2018	854,393	843,524
10.72% Incremental Term Loan due 05/26/2026 (LIBOR + 5.250%)	$366,151	10/2/2023	358,729	363,221
			1,213,122	1,206,745
CAi Software
A vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
11.82% Term Loan due 12/10/2028 (SOFR + 6.250%) (G)	$2,454,715	12/13/21	2,186,021	2,169,874

See Notes to Consolidated Financial Statements 12

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 106.15%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.04%: (C)

California Custom Fruits & Flavors
Develops and manufactures value-added, custom-formulated processed fruit and flavor bases for various customers across the Private Label, Branded, Direct Grocery, and Food-Service channels.
10.75% First Lien Term Loan due 02/11/2030 (SOFR + 5.750% (G)	$440,741	02/26/24	$193,333	$193,191
Limited Liability Company Unit (B) (F)	12 uts.	02/26/24	12,000	12,000
			205,333	205,191
Cascade Services
A residential services platform that provides HVAC repair and replacement work for single-family homes in southern geographies.
10.58% First Lien Term Loan due 09/30/2029 (SOFR + 5.250%) (G)	$998,658	10/04/23	607,804	628,720

Cash Flow Management
A software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions.
11.65% Term Loan due 12/27/2027 (LIBOR + 6.000%) (G)	$977,843	12/28/21	910,146	896,269
Limited Liability Company Unit (B) (F)	24,016 uts.		25,331	24,857
			935,477	921,126
CJS Global
A janitorial services provider focused on high end restaurants in NYC, Florida, and Texas.
11.16% Term Loan due 03/10/2029 (SOFR + 5.500%) (G)	$848,485	03/20/23	580,746	580,606
Limited Liability Company Unit Common (B)	303,180 uts.	03/20/23	147,469	147,560
			728,215	728,166
Cleaver-Brooks, Inc.
A manufacturer of full suite boiler room solutions.
10.83% Term Loan due 07/14/2028 (SOFR + 5.500%) (G)	$624,395	07/18/22	544,177	545,636
11.00% HoldCo PIK Note due 07/14/2029	128095	07/18/22	125,696	125,888
			669,873	671,524
Cloudbreak
A language translation and interpretation services provider to approximately 970 hospitals and outpatient clinics across the U.S.
11.07% Term Loan due 03/15/2030 (SOFR + 5.750%) (G)	$952,381	03/15/24	611,296	611,111
Limited Liability Company Unit Class A (B) (F)	59 uts.	03/15/24	59,000	59,000
Limited Liability Company Unit Class B (B) (F) (I)	59 uts.	03/15/24	—	—
			670,296	670,111
CloudWave
A provider of managed cloud hosting and IT services for hospitals.
10.96% Term Loan due 01/04/2027 (SOFR + 6.000%)	$1,619,274	01/29/21	1,602,097	1,619,274
Limited Liability Company Unit (B) (F)	55,645 uts.	01/29/21	55,645	102,387
			1,657,742	1,721,661

See Notes to Consolidated Financial Statements 13

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 106.15%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.04%: (C)

Cogency Global
A provider of statutory representation and compliance services for corporate and professional services clients.
10.66% Term Loan due 12/28/2027 (SOFR + 5.250%) (G)	$872,002	02/14/22	$778,107	$771,561
10.66% Term Loan due 02/14/2028 (SOFR + 5.250%) (G)	$765,069	09/13/23	748,241	749,461
Preferred Stock (B)	33 shs.	02/14/22	36,108	62,195
			1,562,456	1,583,217
Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
12.08% Term Loan due 04/17/2027 (SOFR + 6.750%)	$2,011,782	*	1,984,995	1,998,907
Limited Liability Company Unit Class B (B) (I)	6,629 uts.	04/23/20	—	35,264
* 04/23/20, 10/30/20 and 11/18/20.			1,984,995	2,034,171

Compass Precision
A manufacturer of custom metal precision components.
11.00% (1.00% PIK) Senior Subordinated Note due 10/16/2025	$1,319,076	04/15/22	1,307,660	1,272,909
Limited Liability Company Unit (B) (F)	158,995 uts.	10/14/21	431,250	500,835
			1,738,910	1,773,744
Comply365
A provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
10.43% Term Loan due 04/19/2028 (SOFR + 5.000%) (G)	$685,187	04/15/22	623,192	619,968

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
10.54% Term Loan due 01/31/2025 (LIBOR + 5.000%)	$578,137	01/30/20	573,890	556,746
Limited Liability Company Unit (B) (F)	1,237 shs.	*	49,559	14,671
* 01/30/20 and 03/05/21			623,449	571,417

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
11.07% Term Loan due 12/22/2026 (SOFR + 5.750%) (G)	$1,448,352	12/22/20	1,390,745	1,329,434

DataServ
A managed IT services provider serving Ohio’s state, local, and education (“SLED”) market (79% of FY21 Revenue), as well as small and medium-sized businesses (“SMB”, 8%) and enterprise clients (13%).
10.97% First Lien Term Loan due 09/30/2028 (SOFR + 5.500%) (G)	$237,488	11/02/22	185,398	186,585
Preferred Stock (B)	9,615 shs.	11/02/22	9,615	9,712
			195,013	196,297

See Notes to Consolidated Financial Statements 14

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 106.15%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.04%: (C)

Decks Direct
An eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
11.68% Term Loan due 12/28/2026 (SOFR + 6.250%) (G)	$1,484,624	12/29/21	$1,283,857	$1,270,202
11.68% Term Loan due 12/28/2026 (SOFR + 6.250%)	$118,373	07/31/23	115,996	115,958
11.68% Term Loan due 12/28/2026 (SOFR + 6.250%)	$290,220	12/21/23	284,289	284,300
Limited Liability Company Unit (B)	2,209 uts.	12/29/21	94,091	82,145

Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
Limited Liability Company Unit (B) (F)	368,799 uts.	*	368,928	346,671
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.

DistroKid (IVP XII DKCo-Invest,LP)
A subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
10.96% Term Loan due 09/30/2027 (SOFR + 5.500%)	$1,610,306	10/01/21	1,591,526	1,607,085
Limited Liability Company Unit (B) (F)	73,333 uts.	10/01/21	73,404	69,666
			1,664,930	1,676,751
Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
11.15% Term Loan due 07/01/2027 (SOFR + 5.750%)	$1,700,741	07/20/21	1,680,539	1,700,741

Echo Logistics
A provider of tech-enabled freight brokerage across various modes including Truckload, Less-than-Truckload, Parcel, and Intermodal, as well as managed (contracted) transportation services.
12.43% Second Lien Term Loan due 11/05/2029 (SOFR + 7.000%)	$1,679,204	11/22/21	1,658,473	1,640,582
Limited Liability Company Unit (B)	46 uts.	11/22/21	45,796	40,999
			1,704,269	1,681,581
EFC International
A St. Louis-based global distributor (40% of revenue ex-US) of branded, highly engineered fasteners and specialty components.
11.00% (2.5% PIK) Term Loan due 02/28/2030	$982,264	03/01/23	957,898	963,404
Limited Liability Company Unit (B) (F)	205 uts.	03/01/23	288,462	423,934
			1,246,360	1,387,338
EFI Productivity Software
A provider of ERP software solutions purpose-built for the print and packaging industry.
10.94% Term Loan due 12/30/2027 (SOFR + 5.500%) (G)	$979,143	12/30/21	912,157	919,488

Electric Power Systems International, Inc.
A provider of electrical testing services for apparatus equipment and protection & controls infrastructure.
11.21% Term Loan due 04/19/2028 (SOFR + 5.750%) (G)	$1,173,249	04/19/21	1,159,676	1,132,185

See Notes to Consolidated Financial Statements 15

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 106.15%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.04%: (C)

Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
Limited Liability Company Unit (B) (F)	1,218,266 uts.	10/14/16	$159,722	$328,932

Ellkay
A provider of data interoperability solutions for labs, hospitals and healthcare providers.
12.96% Term Loan due 09/14/2027 (SOFR + 7.250%)	$689,751	09/14/21	681,779	614,568

ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
11.07% Term Loan due 12/15/2025 (SOFR + 5.500%)	$1,077,639	02/09/21	1,072,055	1,064,708

eShipping
An asset-life third party logistics Company that serves a broad variety of end markets and offers service across all major transportation modes.
10.44% Term Loan due 11/05/2027 (SOFR + 5.000%) (G)	$1,189,339	11/05/21	$1,035,292	$1,049,547

E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	273 uts.	*	295,518	294,601
* 06/29/18 and 12/29/20.

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	49,342 uts.	12/15/10	42,343	601,476

Five Star Holding, LLC
A fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions.
12.54% Second Lien Term Loan due 04/27/2030 (SOFR + 7.250%)	$476,190	05/04/22	468,945	470,000
Limited Liability Company Unit Common (B) (F)	34 uts.	10/14/21	33,631	26,942
			502,576	496,942
Follett School Solutions
A provider of software for K-12 school libraries.
11.08% First Lien Term Loan due 08/31/2028 (SOFR + 5.750%)	$1,671,338	08/31/21	1,650,251	1,671,338
LP Units (B) (F)	881 uts.	08/30/21	8,805	11,112
LP Interest (B) (F)	200 shs.	08/30/21	2,003	2,527
			1,661,059	1,684,977

See Notes to Consolidated Financial Statements 16

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 106.15%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.04%: (C)

Fortis Payments, LLC
A payment service provider operating in the payments industry.
11.15% First Lien Term Loan due 05/31/2026 (SOFR + 5.750%)	$495,068	10/31/22	$489,280	$485,166
13.25% First Lien Term Loan due 02/13/2026 (SOFR + 4.750%) (G)	$754,094	01/31/24	608,005	606,768
			1,097,285	1,091,934

FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
11.32% Term Loan due 05/24/2027 (SOFR + 5.750%)	$1,051,172	05/21/21	1,035,998	956,566
Limited Liability Company Unit (B) (F)	108 uts.	05/21/21	107,813	47,398
			1,143,811	1,003,964
GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	107,066
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	—
			76,687	107,066
gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
Preferred Stock (B)	650 shs.	03/29/19	649,606	530,754
Common Stock (B)	1,181 shs.	03/27/13	118,110	—
			767,716	530,754
Gojo Industries
A manufacturer of hand hygiene and skin health products.
10.33% Term Loan due 10/20/2028 (SOFR + 5.000%)	$628,862	10/24/23	611,897	611,632

GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
11.32% Term Loan due 04/27/2027 (SOFR + 6.000%)	$2,341,184	*	2,325,829	2,341,183
11.19% Term Loan due 04/27/2027 (SOFR + 5.500%)	$82,412	04/27/21	81,569	82,206
Preferred Stock (B) (F)	3,737 shs.	04/27/21	103,147	151,133
* 12/19/17 and 04/16/19.			2,510,545	2,574,522

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	372 uts.	*	371,644	145,401
Limited Liability Company Unit Common Class A (B) (I)	3,716 uts.	12/19/14	—	—
*12/19/14 and 04/29/16.			371,644	145,401

See Notes to Consolidated Financial Statements 17

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 106.15%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.04%: (C)

Heartland Veterinary Partners
A veterinary support organization that provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
11.00% Opco PIK Note due 11/09/2028 (G)	$2,163,154	11/17/21	$2,134,656	$1,944,676

HemaSource, Inc.
A technology-enabled distributor of consumable medical products to plasma collection centers.
11.31% Term Loan due 08/31/2029 (SOFR + 6.000%) (G)	$1,017,435	08/31/23	827,525	840,303
Limited Liability Company Unit Common (B)	11,337 uts.	08/31/23	11,337	11,904
			838,862	852,207

Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
10.41% Term Loan due 03/30/2027 (SOFR + 5.000%)	$833,751	03/26/21	825,433	762,883

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B) (F)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F)	47 uts.	10/14/11	—	—
			—	—

HTI Technology & Industries Inc.
A designer and manufacturer of powered motion solutions to industrial customers.
13.94% Term Loan due 07/07/2025 (SOFR + 8.500%) (G)	$896,408	07/27/22	718,670	707,127
13.94% Term Loan due 07/27/2025 (SOFR + 8.500%)	$97,063	02/15/23	95,492	95,025
			814,162	802,152
Ice House America
A manufacturer and operator of automated ice and water vending units with an installed base of 4,200+ units in service (including Company-owned fleet of 165 units) primarily located in the Southeastern United States.
10.83% Term Loan due 12/28/2029 (SOFR + 5.500%) (G)	$945,946	01/12/24	818,173	817,477
Limited Liability Company Unit (B) (F)	541 uts.	01/12/24	54,100	54,100
			872,273	871,577
Illumifin
A leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
12.57% Term Loan due 02/04/2028 (SOFR + 1.000% Cash, 5.000% PIK)	$402,305	04/05/22	397,265	344,374

ISTO Biologics
In the orthobioligic space, providing solutions in autologous therapies and bone grafts for spine, orthopedics and sports medicine.
11.56% Term Loan due 10/17/2028 (SOFR + 6.250%) (G)	$639,730	10/18/23	564,258	565,236

See Notes to Consolidated Financial Statements 18

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 106.15%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.04%: (C)

JF Petroleum Group
A provider of repair, maintenance, installation and projection management services to the US fueling infrastructure industry.
10.91% Term Loan due 04/20/2026 (SOFR + 5.500%)	$667,661	05/04/21	$659,292	$646,296

Jones Fish
A provider of lake management services, fish stocking and pond aeration sales and services.
10.99% First Lien Term Loan due 12/20/2027 (SOFR + 5.500%) (G)	$1,559,551	02/28/22	1,112,859	1,116,890
10.86% First Lien Term Loan due 02/28/2029 (SOFR + 5.600%)	$274,262	03/16/23	267,478	270,971
10.82% First Lien Term Loan due 02/28/2028 (SOFR + 5.500%)	$143,646	04/28/23	140,744	141,922
10.83% First Lien Term Loan due 02/28/2028 (SOFR + 5.500%)	$35,053	09/29/23	34,277	34,632
Common Stock (B) (F)	401 shs.	02/28/22	41,971	95,494
			1,597,329	1,659,909
Kano Laboratories LLC
A producer of industrial strength penetrating oils and lubricants.
10.47% Term Loan due 09/30/2026 (SOFR + 5.000%) (G)	$1,225,791	11/18/20	1,215,341	1,201,275
10.47% First Lien Term Loan due 10/31/2027 (SOFR + 5.000%) (G)	$438,992	11/08/21	433,995	430,213
Limited Liability Company Unit Class (B)	20 uts.	11/19/20	19,757	21,066
			1,669,093	1,652,554
Kings III
A provider of emergency phones and monitoring services.
11.34% First Lien Term Loan due 07/07/2028 (SOFR + 6.000%) (G)	$496,265	08/31/22	399,984	402,307
11.33% First Lien Term Loan due 08/31/2028 (SOFR + 6.000%) (G)	$503,735	02/16/24	373,260	373,078
			773,244	775,385
LeadsOnline
A nationwide provider of data, technology and intelligence tools used by law enforcement agencies, investigators, and businesses.
10.82% Term Loan due 12/23/2027 (SOFR + 5.500%) (G)	$1,695,358	02/07/22	1,451,995	1,453,893
Limited Liability Company Unit (B) (F)	7,050 uts.	02/07/22	7,302	14,876
			1,459,297	1,468,769
LYNX Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
12.23% Incremental Term Loan due 12/18/2026 (SOFR + 6.750%)	$2,432,972	*	2,409,959	2,425,672
* 12/22/20 and 09/09/21

See Notes to Consolidated Financial Statements 19

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 106.15%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.04%: (C)

Madison Indoor Air Solutions
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	726,845 uts.	02/20/19	$2,298,574	$12,625,302

Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)
An express car wash consolidator primarily in the Southeastern US.
12.09% Term Loan due 07/08/2028 (SOFR + 6.500%) (G)	$533,253	07/14/22	516,393	526,571

Marshall Excelsior Co.
A designer, manufacturer and supplier of mission critical, highly engineered flow control products used in the transportation, storage and consumption of liquified petroleum gas, liquified anhydrous ammonia, refined industrial and cryogenic gases.
10.95% Term Loan due 02/18/2028 (SOFR + 5.500%) (G)	$622,349	02/24/22	607,064	611,934

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13.00% Senior Subordinated Note due 07/20/2022 (D)	$868,102	04/17/15	867,581	—
Limited Liability Company Unit (B)	5 uts.	04/17/15	678,329	—
			1,545,910	—
Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
11.56% First Lien Term Loan due 11/22/2025 (SOFR + 6.000%)	$477,457	11/25/19	474,786	464,566

Mission Microwave
A leading provider of high-performance solid-state power amplifiers and block upconverters to support ground-based, maritime, airborne, and space-based satellite communication applications.
10.58% Senior Lien Term Loan due 01/15/2030 (SOFR + 5.250%) (G)	$728,444	03/01/24	614,352	614,141
Limited Liability Company Unit (B)	307 uts.	03/01/24	30,700	30,700
			645,052	644,841
MNS Engineers, Inc.
A consulting firm that provides civil engineering, construction management and land surveying services.
10.93% First Lien Term Loan due 07/30/2027 (SOFR + 5.500%)	$1,170,000	08/09/21	1,156,940	1,170,000
Limited Liability Company Unit (B)	100,000 uts.	08/09/21	100,000	114,000
			1,256,940	1,284,000
Mobile Pro Systems
A manufacturer of creative mobile surveillance systems for real-time monitoring in nearly any environment.
11.00% Second Lien Term Loan due 06/23/2027	$609,612	06/27/22	603,071	604,553
Common Stock (B) (F)	4,118 shs.	02/28/22	411,765	593,889
			1,014,836	1,198,442

See Notes to Consolidated Financial Statements 20

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 106.15%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.04%: (C)

Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
11.48% Incremental Term Loan due 08/21/2026 (SOFR + 6.000%)	$783,584	11/05/21	$775,775	$750,673
11.48% Term Loan due 08/21/2026 (SOFR + 6.000%)	$548,682	08/25/20	543,195	525,637
			1,318,970	1,276,310
Narda-MITEQ (JFL-Narda Partners, LLC)
A manufacturer of radio frequency and microwave components and assemblies.
10.41% First Lien Term Loan due 11/30/2027 (SOFR + 5.000%)	$503,278	12/06/21	497,885	503,278
10.41% Incremental Term Loan due 12/06/2027 (SOFR + 5.000%) (G)	$1,063,944	12/28/21	844,740	856,263
Limited Liability Company Unit Class A Preferred (B)	790 uts.	12/06/21	79,043	94,037
Limited Liability Company Unit Class B Common (B)	88 uts.	12/06/21	8,783	56,846
			1,430,451	1,510,424
Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
10.33% Term Loan due 02/01/2026 (SOFR + 5.000%)	$1,149,892	02/10/21	1,140,285	1,139,083
7.43% Incremental Term Loan due 02/01/2027 (SOFR + 2.250%)	$511,031	11/14/22	502,543	503,059
			1,642,828	1,642,142
Net at Work
An SMB-focused IT service provider specializing in software sales, implementation, managed services and hosting services.
11.07% Term Loan due 09/13/2029 (SOFR + 5.750%) (G)	$1,696,250	09/13/23	1,017,395	1,043,385
Limited Liability Company Unit Class (B) (F)	32,603 uts.	09/13/23	32,603	29,669
			1,049,998	1,073,054
Newforma
A leader in Project Information Management software for the construction industry.
11.81% Term Loan due 04/02/2029 (SOFR + 6.500%) (G)	$743,605	03/31/23	636,636	648,882
Limited Liability Company Unit (B)	81,722 shs.	*	84,194	92,346
			720,830	741,228
Northstar Recycling
A managed service provider for waste and recycling services, primarily targeting food and beverage end markets.
10.11% Term Loan due 09/30/2027 (SOFR + 4.650%)	$732,453	10/01/21	723,908	732,453

Ocelot Holdco
An electric power services provider that focuses on construction and maintenance services, installing electrical distribution systems and substation infrastructure.
10.00% Takeback Term Loan due 10/20/2027	$217,651	10/24/23	217,651	217,651
Preferred Stock (B)	15 shs.	10/24/23	97,615	128,316
Common Stock (B) (I)	12 shs.	10/24/23	-	-
Office Ally (OA TOPCO, LP)
			315,266	345,967
See Notes to Consolidated Financial Statements 21

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 106.15%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.04%: (C)

Office Ally (OA TOPCO, LP)
A provider of medical claims clearinghouse software to office-based physician providers and healthcare insurance payers.
11.19% Term Loan due 12/10/2028 (SOFR + 5.500%) (G)	$966,175	12/20/21	$837,796	$850,800
10.83% Term Loan due 12/20/2028 (SOFR + 5.500%) (G)	$111,670	04/29/22	110,079	111,670
Limited Liability Company Unit (B)	21,092 uts.	12/20/21	21,092	31,849
			968,967	994,319
Omega Holdings
A distributor of aftermarket automotive air conditioning products.
10.32% Term Loan due 03/31/2029 (SOFR + 5.000%) (G)	$638,673	03/31/22	490,707	490,714

Options Technology Ltd
A provider of vertically focused financial technology managed services and IT infrastructure products for the financial services industry.
10.47% Term Loan due 12/18/2025 (SOFR + 4.750%)	$1,550,738	12/23/19	1,541,768	1,544,690

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, “free from” healthy and gluten-free categories.
12.00% (1.00% PIK) Senior Subordinated Note due 06/30/2025	$1,902,180	02/17/17	1,609,039	1,902,180
Common Stock Class A (B)	380,545 shs.	*	380,545	449,043
* 01/29/16 and 02/17/17.			1,989,584	2,351,223

Parkview Dental Partners
A dental service organization focused in the southwest Florida market.
13.61% Term Loan due 10/12/2029 (SOFR + 8.300%) (G)	$933,333	10/20/23	594,568	596,247
Limited Liability Company Unit (B) (F)	29,166	10/20/23	291,660	286,702
			886,228	882,949

Pearl Holding Group
A managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carriers in Florida.
11.61% First Lien Term Loan due 12/16/2026 (SOFR + 6.000%)	$1,872,846	12/20/21	$1,847,271	$1,845,128
Warrant-Class A, to purchase common stock at $.01 per share (B)	924 shs.	12/22/21	—	46,911
Warrant-Class B, to purchase common stock at $.01 per share (B)	312 shs.	12/22/21	—	15,840
Warrant-Class CC, to purchase common stock at $.01 per share (B)	32 shs.	12/22/21	—	—
Warrant-Class D, to purchase common stock at $.01 per share (B)	89 shs.	12/22/21	—	4,519
			1,847,271	1,912,398

See Notes to Consolidated Financial Statements 22

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 106.15%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.04%: (C)

Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
11.33% Term Loan due 11/17/2024 (SOFR + 6.000%)	$1,440,404	11/14/17	$1,429,887	$1,440,404
11.33% Term Loan due 08/31/2026 (SOFR + 6.000%)	$290,754	09/29/20	286,598	290,754
			1,716,485	1,731,158
Polara (VSC Polara LLC)
A manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals, “push to walk” buttons, and related “traffic” control units.
10.18% First Lien Term Loan due 12/03/2027 (SOFR + 4.750%) (G)	$864,362	12/03/21	745,516	756,096
Limited Liability Company Unit (B) (F)	1,471 uts.	12/03/21	147,110	240,216
			892,626	996,312
Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.90% (7.90% PIK) Senior Subordinated Note due 12/31/2024 (D)	$2,303,571	07/31/14	1,064,183	624,268
Limited Liability Company Unit (B)	148,096 uts.	07/31/14	148,096	—
Limited Liability Company Unit Class F (B)	36,976 uts.	*	24,802	—
* 09/28/17 and 02/15/18.			1,237,081	624,268

Portfolio Group
A provider of professional finance and insurance products to automobile dealerships, delivering a suite of offerings that supplement earnings derived from vehicle transactions.
11.46% First Lien Term Loan due 12/02/2025 (SOFR + 6.000%) (G)	$1,283,659	11/15/21	1,273,033	1,237,447

Process Insights Acquisition, Inc.
A designer and assembler of highly engineered, mission critical instruments and sensors that provide compositional analyses to measure contaminants and impurities within gases and liquids.
11.57% Term Loan due 06/30/2029 (SOFR + 6.250%) (G)	$822,606	07/18/23	601,645	606,874
Limited Liability Company Unit (B)	32 shs.	07/18/23	32,000	56,567
			633,645	663,441
PB Holdings, LLC
Specializes in the design, manufacturing, installation, maintenance and repair of parts and equipment for blue chip industrial customers in the Southern US.
10.56% Term Loan due 03/06/2025 (SOFR +5.250%)	$698,506	03/06/19	696,346	690,823

ProfitOptics
A software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst.
11.18% Term Loan due 02/15/2028 (SOFR + 5.750%) (G)	$843,871	03/15/22	797,286	808,388
8.00% Senior Subordinated Note due 02/15/2029	$32,258	03/15/22	32,258	29,194
Limited Liability Company Unit (B)	96,774 uts.	03/15/22	64,516	88,065
			894,060	925,647
See Notes to Consolidated Financial Statements 23

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 106.15%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.04%: (C)

Randy's Worldwide
A designer and distributor of automotive aftermarket parts serving the repair/replacement, off-road and racing/performance segments.
11.82% First Lien Term Loan due 10/31/2028 (SOFR + 6.500%) (G)	$193,657	11/01/22	$136,658	$140,048
Limited Liability Company Unit Class A (B)	54 uts.	11/01/22	5,400	5,408
			142,058	145,456
Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
11.98% Term Loan due 07/31/2026 (SOFR + 6.500%)	$1,309,036	08/12/20	1,298,724	1,309,036
Limited Liability Company Unit (B) (F)	21,532 uts.	03/05/21	21,532	11,197
			1,320,256	1,320,233
RedSail Technologies
A provider of pharmacy management software solutions for independent pharmacies and long-term care facilities.
10.06% Term Loan due 10/27/2026 (SOFR + 4.750%)	$1,522,357	12/09/20	1,502,277	1,499,521

Renovation Brands (Renovation Parent Holdings, LLC)
A portfolio of seven proprietary brands that sell various home improvement products primarily through the e-Commerce channel.
10.95% Term Loan due 08/16/2027 (SOFR + 5.500%)	$951,456	11/15/21	937,502	838,233
Limited Liability Company Unit (B)	39,474 uts.	09/29/17	39,474	11,842
			976,976	850,075

Resonetics, LLC
A provider of laser micro-machining manufacturing services for medical device and diagnostic companies.
12.59% Second Lien Term Loan due 04/28/2029 (SOFR + 7.000%)	$1,725,000	04/28/21	1,703,122	1,725,000
12.59% Incremental Second Lien Term Loan due 04/28/2029 (SOFR + 7.000%)	$552,000	11/15/21	544,482	552,000
			2,247,604	2,277,000

RoadOne IntermodaLogistics
A provider of intermodal logistics and solutions including drayage (moving containers at port/rail locations), dedicated trucking services, warehousing, storage, and transloading (unloading, storing, and repackaging freight), among other services.
11.72% First Lien Term Loan due 12/30/2028 (SOFR + 6.250%) (G)	$744,414	12/30/22	543,340	566,397

Rock Labor
A provider of live entertainment event labor in the United States.
12.66% Term Loan due 09/14/2029 (SOFR + 7.500%) (G)	$403,335	09/14/23	334,471	335,545
Limited Liability Company Unit (B) (F)	12,266 uts.	09/14/23	65,676	64,274
			400,147	399,819

See Notes to Consolidated Financial Statements 24

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 106.15%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.04%: (C)

Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
10.52% Term Loan due 07/31/2026 (SOFR + 5.000%)	$2,421,609	07/30/18	$2,418,376	$2,385,284

ROI Solutions
Call center outsourcing and end user engagement services provider.
10.32% Term Loan due 07/31/2024 (SOFR + 5.000%)	$500,164	07/31/18	498,259	500,164

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
10.83% Term Loan due 10/23/2025 (SOFR + 5.500%)	$2,058,036	*	2,042,396	2,058,036
* 10/22/20 and 09/28/21.

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
11.31% Term Loan due 05/29/2024 (SOFR + 6.000%)	$1,234,732	01/08/19	1,231,050	1,090,269

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
11.49% Term Loan due 12/15/2026 (SOFR+ 6.000%)	$1,645,089	12/15/20	1,628,390	1,626,993
Common Stock (B)	30 shs.	12/16/20	29,900	35,581
			1,658,290	1,662,574

Sandvine Corporation
A provider of active network intelligence solutions.
10.06% First Lien Term Loan due 11/02/2025 (SOFR + 4.5000%) (D)	$33,931	01/31/24	28,332	24,881
13.36% Second Lien Term Loan due 11/02/2026 (SOFR + 8.0000%) (D)	$1,706,986	11/01/18	1,692,887	1,000,294
			1,721,219	1,025,175

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
9.96% First Lien Term Loan due 07/30/2025 (SOFR + 4.500%)	$1,456,624	07/27/18	1,450,407	1,376,509

SBP Holdings
A specialty product distribution platform which provides mission-critical products, services, and technical expertise across industrial rubber and fluid power segments.
12.06% First Lien Term Loan due 01/31/2028 (SOFR + 6.750%) (G)	$743,655	03/27/23	687,433	715,067

See Notes to Consolidated Financial Statements 25

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 106.15%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.04%: (C)

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
10.91% Term Loan due 12/15/2027 (SOFR + 5.500%) (G)	$1,471,851	12/16/21	$1,259,210	$1,221,352

SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
10.46% Term Loan due 12/30/2026 (SOFR + 5.000%)	$1,674,316	12/30/20	1,654,756	1,625,760

Smart Bear
A provider of web-based tools for software development, testing and monitoring.
12.91% Second Lien Term Loan due 11/10/2028 (SOFR + 7.500%)	$1,725,000	03/02/21	1,695,538	1,725,000

Smartling, Inc.
A provider in SaaS-based translation management systems and related translation services.
9.93% Term Loan due 10/26/2027 (SOFR + 4.500%) (G)	$1,691,007.00	11/03/21	1,569,294	1,582,942

smartShift Technologies
A provider of technology-enabled services for the SAP ERP ecosystem.
11.59% First Lien Term Loan due 09/30/2029 (SOFR + 5.750%)	$1,493,221	09/01/23	943,820	988,431
Common Stock (B)	29 shs.	09/01/23	29,000	41,336
			972,820	1,029,767
Spatco
A provider of mission-critical services to maintain, test, inspect, certify, and install fueling station infrastructure.
12.00% (1.00% PIK) Term Loan due 11/30/2028	$500,000.00	11/08/23	490,784	491,300

Springbrook Software
A provider of vertical-market enterprise resource planning software and payments platforms focused on the local government end-market.
10.91% Term Loan due 12/20/2026 (SOFR + 5.500%)	$1,301,688	12/23/19	1,292,815	1,278,908
11.91% Incremental Term Loan due 12/23/2026 (SOFR + 6.500%)	$402,332	12/28/22	396,827	402,332
			1,689,642	1,681,240
Stackline
An e-commerce data company that tracks products sold through online retailers.
12.07% Term Loan due 07/30/2028 (SOFR + 6.500%)	$2,204,555	07/29/21	2,183,744	2,158,259
Common Stock (B)	1,340 shs.	07/30/21	42,078	63,864
			2,225,822	2,222,123
Standard Elevator Systems
A scaled manufacturer of elevator components combining four elevator companies, Standard Elevator Systems, EMI Porta, Texacone, and ZZIPCO.
11.25% First Lien Term Loan due 12/02/2027 (SOFR + 5.750%) (G)	$1,243,241	12/02/21	1,225,110	1,174,426

See Notes to Consolidated Financial Statements 26

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 106.15%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.04%: (C)

Stratus Unlimited
A nationwide provider of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
10.91% Term Loan due 06/08/2027 (SOFR + 5.500%) (G)	$929,432	07/02/21	$860,690	$871,392
Limited Liability Company Unit (B)	75 uts.	06/30/21	74,666	74,002
			935,356	945,394
Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12.75% (1.00% PIK) Senior Subordinated Note due 07/31/2025	$2,069,746	*	2,063,556	2,065,663
Preferred Stock Series A (B)	28 shs.	12/21/20	71,176	92,287
Common Stock (B)	68 shs.	**	104,986	240,505
* 07/31/15 and 12/21/20.			2,239,718	2,398,455
** 07/31/15 and 11/08/17.

SVI International, Inc.
A supplier of aftermarket repair parts and accessories for automotive lifts, automotive shop equipment, and other specialty equipment (hospital bed lifts, boat lifts, etc.).
12.07% Incremental Term Loan due 03/04/2030 (SOFR + 6.750%) (G)	$1,188,119	03/04/24	941,888	941,584
Limited Liability Company Unit (B) (F)	311,881 uts.	03/04/24	311,881	311,881
			1,253,769	1,253,465
Syntax Systems Ltd.
A cloud management service provider.
10.93% Term Loan due 10/14/2028 (LIBOR + 5.500%) (G)	$989,416	10/28/21	754,602	713,921

Tank Holding
A manufacturer of proprietary rotational molded polyethylene and steel storage tanks and containers.
11.18% Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$491,632	03/31/22	467,901	471,581
11.43% Incremental Term Loan due 03/31/2028 (SOFR + 6.000%) (G)	225,738	05/22/23	182,626	184,594
			650,527	656,175
Team Air (Swifty Holdings LLC)
A leading HVAC wholesale distributor headquartered in Nashville, Tennessee.
12.00% Senior Subordinated Note due 05/02/2030	$1,035,000	05/25/23	1,016,849	1,020,200
Limited Liability Company Unit (B) (F)	690,000 uts.	05/25/23	690,000	731,400
			1,706,849	1,751,600
Tencarva Machinery Company
A distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets.
10.46% Term Loan due 12/20/2027 (LIBOR + 5.000%) (G)	$1,957,431	12/20/21	1,632,943	1,640,264

See Notes to Consolidated Financial Statements 27

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 106.15%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.04%: (C)

Terrybear
A designer and wholesaler of cremation urns and memorial products for people and pets.
10.00% (4.00% PIK) Term Loan due 04/27/2028	$954,856	04/29/22	$942,843	$900,429
Limited Liability Company Unit (B) (F)	84,038 uts.	10/14/21	823,577	358,004
			1,766,420	1,258,433
The Caprock Group (aka TA/TCG Holdings, LLC)
A wealth manager focused on ultra-high-net-worth individuals, who have $25-30 million of investable assets on average.
13.29% Holdco PIK Note due 10/21/2028 (SOFR + 7.750%)	$1,241,153	10/28/21	1,226,138	1,236,436
9.66% Term Loan due 12/15/2027 (SOFR + 4.250%) (G)	$446,174	12/21/21	334,993	340,193
			1,561,131	1,576,629
The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
11.18% Term Loan due 12/02/2026 (SOFR + 5.750%)	$1,666,561	*	1,650,338	1,656,896
* 12/02/19 and 12/15/20.

The Octave Music Group, Inc. (fka TouchTunes)
A global provider of digital music and media and introduced the play-for-play digital jukebox in 1998.
12.81% Second Lien Term Loan due 03/31/2030 (SOFR + 7.500%)	$161,976	04/01/22	159,547	161,976
Limited Liability Company Unit (B)	25,641 uts.	04/01/22	25,641	81,538
			185,188	243,514
Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
Limited Liability Company Unit (B) (I)	19,696 uts.	11/30/17	—	13,619

Transit Technologies LLC
A software platform for the transportation market that offers end-to-end software solutions focused on operations, fleet management and telematics services.
10.08% Term Loan due 02/10/2025 (SOFR + 4.750%)	$780,310	02/13/20	777,952	770,556

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
10.96% Term Loan due 02/19/2026 (SOFR + 5.500%)	$1,677,877	02/25/21	1,663,658	1,620,830
10.96% Incremental Term Loan due 02/26/2027 (SOFR + 5.500%)	$78,484	10/19/23	76,956	75,816
			1,740,614	1,696,646
Trintech, Inc.
An international provider of core, cloud-based financial close software.
11.83% Term Loan due 07/25/2029 (SOFR + 6.500%) (G)	$1,720,996	07/25/23	1,587,268	1,593,059

See Notes to Consolidated Financial Statements 28

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 106.15%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.04%: (C)

Trystar, Inc.
A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
Limited Liability Company Unit (B) (F)	56 uts.	09/28/18	$60,413	$144,303

Turnberry Solutions, Inc.
A provider of technology consulting services.
11.18% Term Loan due 07/30/2026 (SOFR + 6.000%)	$1,588,256	07/29/21	1,573,469	1,588,256

U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
11.21% Term Loan due 11/12/2024 (SOFR + 5.750%)	$2,035,694	*	2,031,147	2,007,194
* 11/29/18 and 03/25/19.

USA Industries
a manufacturer and supplier of piping isolation & testing products, tube plugs, flow measurement orifice plates, and heat exchanger tools which are sold or rented to customers.
12.75% Term Loan due 06/30/2029	$623,077	03/14/24	613,818	613,731

VitalSource
A provider of digital fulfillment software for the higher education sector.
10.88% Term Loan due 06/01/2028 (SOFR + 5.500%)	$1,617,187	06/01/21	1,597,936	1,617,187
Limited Liability Company Unit (B) (F)	1,891 uts.	06/01/21	18,909	32,070
			1,616,845	1,649,257
VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
11.58% Term Loan due 05/22/2024 (LIBOR + 6.250%)	$2,346,287	05/17/18	2,337,359	2,278,244

Warner Pacific Insurance Services
A wholesale insurance broker focused on employee benefits.
11.56% Term Loan due 12/27/2027 (SOFR + 6.250%) (G)	$858,446	08/01/23	413,623	428,188

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
Limited Liability Company Unit (B) (F)	370,241 uts.	08/03/15	370,241	55,536

Whitcraft Holdings, Inc.
A leading supplier of highly engineered components for commercial and military aircraft engines.
12.33% Term Loan due 02/15/2029 (SOFR + 7.000%) (G)	$964,556	02/15/23	867,818	897,238
Limited Liability Company Unit (B)	4,206 uts.	02/15/23	42,058	54,549
			909,876	951,787

See Notes to Consolidated Financial Statements 29

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 106.15%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.04%: (C)

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	157 shs.	01/22/16	$62,177	$351,912

Woodland Foods, Inc.
A provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial, foodservice, and retail end-markets.
11.08% Term Loan due 11/30/2027 (SOFR + 5.750%) (G)	$1,185,501	12/01/21	1,141,535	1,083,706
Limited Liability Company Unit (B) (F)	146 uts.	09/29/17	145,803	92,945
			1,287,338	1,176,651
World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
11.08% First Lien Term Loan due 03/22/2030 (SOFR + 5.750%) (G)	$1,725,000	03/22/24	1,606,710	1,606,553

Worldwide Electric Corporation
Develops, produces, and distributes electric motors, gear reducers, motor controls, generators, and frequency converters.
11.10% Term Loan due 10/03/2029 (SOFR + 5.750%) (G)	$988,604	10/03/22	847,283	839,666

Ziyad
An end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern and Mediterranean foods.
10.96% First Lien Term Loan due 02/09/2028 (SOFR + 5.500%) (G)	$989,600	02/08/22	866,147	859,083
10.96% Incremental Term Loan due 02/09/2028 (SOFR + 5.500%) (G)	683,159	08/31/23	570,917	570,598
Limited Liability Company Unit (B) (F)	31 uts.	02/09/22	31,256	43,447
			1,468,320	1,473,128

Total Private Placement Investments (E)			$165,971,202	$173,828,287

See Notes to Consolidated Financial Statements 30

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 106.15%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 3.11%: (H)

Bonds - 3.11%
AOC, LLC	6.625	10/15/2029	$70,000	$62,744	$63,031
Carriage Purchaser Inc.	7.875	10/15/2029	750,000	590,188	666,360
County of Gallatin MT	11.500	09/01/2027	340,000	340,000	349,800
CSC Holdings LLC	5.000	11/15/2031	625,000	534,329	315,958
Frontier Communications	8.750	05/15/2030	194,000	194,000	198,505
LifePoint Health	11.000	10/15/2030	500,000	522,311	534,396
Neptune Energy Bondco PLC	6.625	05/15/2025	500,000	498,125	499,994
New Enterprise Stone & Lime Co Inc.	9.750	07/15/2028	505,000	488,581	516,653
Prime Security Services, LLC	6.250	01/15/2028	885,000	817,772	866,926
Scientific Games Holdings LP	6.625	03/01/2030	480,000	480,000	464,038
Terrier Media Buyer, Inc.	8.875	12/15/2027	428,000	415,901	283,640
Verscend Holding Corp	9.750	08/15/2026	482,000	495,359	483,354
Total Bonds				5,439,310	5,242,655

Common Stock - 0.00%
TherOX, Inc. (B)			2 shs	—	—
Touchstone Health Partnership (B)			292 shs	—	—
Total Common Stock				—	—

Total Rule 144A Securities				$5,439,310	$5,242,655

Total Corporate Restricted Securities				$171,410,512	$179,070,942

See Notes to Consolidated Financial Statements 31

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2024
(Unaudited)

Corporate Public Securities - 1.08%: (A)	Spread	Interest Rate	Maturity Date		Principal Amount		Cost	Market Value

Bank Loans - 1.08%
Clear Channel Worldwide Holdings	—	7.500	8/31/2027	$600,000	$600,000	$597,000	$594,029	$597,000
Edelman Financial Services	6.750	12.195	6/8/2026	128,178	128,178	128,659	127,993	128,659
Magenta Buyer LLC	8.250	13.824	5/3/2029	503,333	503,333	145,967	499,710	145,967
Precisely	4.000	9.586	4/24/2028	748,082	748,082	747,012	741,166	747,012
Syncsort Incorporated	7.250	12.836	4/23/2029	222,222	222,222	205,944	221,130	205,944
Total Bank Loans							2,184,028	1,824,582

Total Corporate Public Securities							$2,184,028	$1,824,582

Total Investments		107.23					$173,594,540	$180,895,524
Other Assets		3.92						6,621,889
Liabilities		(11.15)						(18,811,717)
Total Net Assets		100.00%						$168,705,696
(A)    In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)    Non-income producing security.
(C)    Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)    Defaulted security; interest not accrued.
(E)    Illiquid securities. As of March 31, 2024, the value of these securities amounted to $173,828,287 or 103.04% of net assets.
(F)    Held in PI Subsidiary Trust.
(G)    A portion of these securities contain unfunded commitments. As of March 31, 2024, total unfunded commitments amounted to $9,636,521 and had unrealized appreciation of $61,871 or 0.04% of net assets. See Note 7.
(H)    Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(I) Security received at zero cost through a restructuring of previously held debt or equity securities.

PIK    - Payment-in-kind
SOFR - Secure Overnight Financing Rate
PRIME - The interest rate that commercial banks charge their most creditworthy customers.

See Notes to Consolidated Financial Statements 32

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2024
(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 6.80%
Accurus Aerospace	$469,699
Applied Aerospace Structures Corp.	178,158
Bridger Aerospace	527,262
Compass Precision	1,773,744
CTS Engines	1,329,434
Mission Microwave	644,841
Narda-MITEQ (JFL-Narda Partners, LLC)	1,510,424
Sunvair Aerospace Group Inc.	2,398,455
Trident Maritime Systems	1,696,646
Whitcraft Holdings, Inc.	951,787
11,480,450
AIRLINES - 1.00%
Echo Logistics	1,681,581

AUTOMOTIVE - 3.19%
Aurora Parts & Accessories LLC (d.b.a Hoosier)	473,767
BBB Industries LLC - DBA (GC EOS Buyer Inc.)	496,194
EFC International	1,387,338
JF Petroleum Group	646,296
Omega Holdings	490,714
Randy's Worldwide	145,456
Spatco	491,300
SVI International, Inc.	1,253,465
5,384,530
BROKERAGE, ASSET MANAGERS & EXCHANGES - 1.92%
The Caprock Group	1,576,629
The Hilb Group, LLC	1,656,896
3,233,525
BUILDING MATERIALS - 1.55%
Decks Direct, LLC	1,752,605
New Enterprise Stone & Lime Co Inc.	516,653
Wolf-Gordon, Inc.	351,912
2,621,170
CABLE & SATELLITE - 0.19%
CSC Holdings LLC	315,958

CHEMICALS - 0.91%
Americo Chemical Products	516,277
Kano Laboratories LLC	1,652,554
Polytex Holdings LLC	624,268
2,793,099

Industry Classification:	Fair Value/ Market Value

CONSUMER CYCLICAL SERVICES - 5.43%
CJS Global	$832,576
LYNX Franchising	2,425,672
Mobile Pro Systems	1,198,442
Prime Security Services, LLC	866,926
ROI Solutions	500,164
Team Air (Swifty Holdings LLC)	1,751,600
Turnberry Solutions, Inc.	1,588,256
9,163,636
CONSUMER PRODUCTS - 3.76%
AMS Holding LLC	87,916
Blue Wave Products, Inc.	84,621
Elite Sportswear Holding, LLC	328,932
gloProfessional Holdings, Inc.	530,754
Handi Quilter Holding Company	145,401
Ice House America	871,577
Jones Fish	1,659,909
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	526,571
Renovation Brands (Renovation Parent Holdings, LLC)	850,075
Terrybear	1,258,433
6,344,189
DIVERSIFIED MANUFACTURING - 6.04%
AOC, LLC	63,031
F G I Equity LLC	601,476
HTI Technology & Industries Inc.	802,152
MNS Engineers, Inc.	1,284,000
Process Insights Acquisition, Inc.	663,441
Resonetics, LLC	2,277,000
Safety Products Holdings, Inc.	1,662,574
Standard Elevator Systems	1,174,426
Tank Holding	656,175
Therma-Stor Holdings LLC	13,619
Trystar, Inc.	144,303
Worldwide Electric Corporation	839,666
10,181,863

ELECTRIC - 2.05%
Cascade Services	628,720
Dwyer Instruments, Inc.	1,700,741
Electric Power Systems International, Inc.	1,132,185
3,461,646

See Notes to Consolidated Financial Statements 33

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2024
(Unaudited)

Industry Classification:	Fair Value/ Market Value

ENVIRONMENTAL - 1.43%
ENTACT Environmental Services, Inc.	$1,064,708
Marshall Excelsior Co.	611,934
Northstar Recycling	732,453
2,409,095
FINANCIAL COMPANIES - 0.73%
Portfolio Group	1,237,447

FINANCIAL OTHER - 1.66%
Cogency Global	1,583,217
Edelman Financial Services	128,659
Fortis Payments, LLC	1,091,934
2,803,810
FOOD & BEVERAGE - 4.14%
California Custom Fruits & Flavors	205,191
Del Real LLC	346,671
PANOS Brands LLC	2,351,223
Sara Lee Frozen Foods	1,376,509
Westminster Acquisition LLC	55,536
Woodland Foods, Inc.	1,176,651
Ziyad	1,473,128
6,984,909
GAMING - 0.28%
Scientific Games Holdings LP	464,038

HEALTHCARE - 7.77%
Cadence, Inc.	1,206,745
Cloudbreak	670,111
Ellkay	614,568
GD Dental Services LLC	107,066
Heartland Veterinary Partners	1,944,676
HemaSource, Inc.	852,207
Home Care Assistance, LLC	762,883
ISTO Biologics	565,236
LifePoint Health	534,396
Illumifin	344,374
Navia Benefit Solutions, Inc.	1,642,142
Office Ally (OA TOPCO, LP)	994,319
Parkview Dental Partners	882,949
RedSail Technologies	1,499,521
Verscend Holding Corp	483,354
13,104,547
HEALTH INSURANCE - 0.25%
Warner Pacific Insurance Services	428,188

Industry Classification:	Fair Value/ Market Value

INDUSTRIAL OTHER - 13.94%
Cleaver-Brooks, Inc.	$625,587
Concept Machine Tool Sales, LLC	585,115
E.S.P. Associates, P.A.	294,601
Gojo Industries	611,632
Kings III	775,385
Media Recovery, Inc.	464,566
Ocelot Holdco	345,967
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)	690,823
Polara (VSC Polara LLC)	996,312
SBP Holdings	715,067
Madison Indoor Air Solutions	12,625,302
Stratus Unlimited	945,394
Tencarva Machinery Company	1,613,963
USA Industries	613,731
World 50, Inc.	1,606,553
23,509,998
LOCAL AUTHORITY - 0.87%
LeadsOnline	1,468,769

MEDIA & ENTERTAINMENT - 3.79%
Advantage Software	77,024
ASC Communications, LLC (Becker's Healthcare)	383,444
BrightSign	1,461,110
Clear Channel Worldwide Holdings	597,000
DistroKid (IVP XII DKCo-Invest, LP)	1,676,751
HOP Entertainment LLC	—
Rock Labor	399,819
Music Reports, Inc.	1,276,310
Terrier Media Buyer, Inc.	283,640
The Octave Music Group, Inc. (fka TouchTunes)	243,514
6,398,612

OIL FIELD SERVICES - 0.30%
Neptune Energy Bondco PLC	499,994

PACKAGING - 1.25%
ASC Holdings, Inc.	844,820
Brown Machine LLC	773,127
Five Star Holding, LLC	496,942
2,114,889
PROPERTY & CASUALTY - 1.13%
Pearl Holding Group	1,912,398
See Notes to Consolidated Financial Statements 34

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2024
(Unaudited)

Industry Classification:	Fair Value/ Market Value

TECHNOLOGY - 28.35%
1WorldSync, Inc.	$2,384,282
AdaCore Inc	766,609
Amtech Software	1,531,644
Audio Precision	1,654,335
Best Lawyers (Azalea Investment Holdings, LLC)	1,551,701
CAi Software	2,169,874
Cash Flow Management	889,876
CloudWave	1,721,661
Command Alkon	2,034,171
Comply365	619,968
DataServ	196,297
GraphPad Software, Inc.	2,574,522
EFI Productivity Software	919,488
Follett School Solutions	1,684,977
Magenta Buyer LLC	145,967
Net at Work	1,073,054
Newforma	741,228
Options Technology Ltd	1,544,690
Precisely	747,012
ProfitOptics	925,647
Recovery Point Systems, Inc.	1,320,233
RPX Corp	2,058,036
Ruffalo Noel Levitz	1,090,269
Sandvine Corporation	1,025,175
Scaled Agile, Inc.	1,221,352
Smart Bear	1,725,000
Smartling, Inc.	1,582,942
smartShift Technologies	1,029,767
Springbrook Software	1,681,240
Stackline	2,222,123
Syncsort Incorporated	205,944
Syntax Systems Ltd.	760,740
Transit Technologies LLC	770,556
Trintech, Inc.	1,593,059
U.S. Legal Support, Inc.	2,007,194
VitalSource	1,649,257
47,819,890
TELECOM - WIRELINE INTEGRATED & SERVICES - 0.12%
Frontier Communications	198,505

TRANSPORTATION SERVICES - 7.63%

Industry Classification:	Fair Value/ Market Value

AIT Worldwide Logistics, Inc.	$1,745,594
Carriage Purchaser Inc.	666,360
eShipping	1,049,547
FragilePAK	1,003,964
Pegasus Transtech Corporation	1,731,158
RoadOne IntermodaLogistics	566,397
Rock-it Cargo	2,385,284
SEKO Worldwide, LLC	1,625,760
VP Holding Company	2,104,724
12,878,788
Total Investments - 107.23%
(Cost - $173,594,539)	$180,895,524

See Notes to Consolidated Financial Statements 35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Barings Participation Investors
(Unaudited)

1. History
Barings Participation Investors (the “Trust”) was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.
The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“PI Subsidiary Trust”) for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.
A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value
The net asset value (“NAV”) of the Trust’s shares is determined as of the close of business on the last business day of each quarter, as of the date of any distribution, and at such other times as Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act, shall determine the fair value of the Trust’s investments, subject to the general oversight of the Board. Barings has established a Pricing Committee which is responsible for setting the guidelines used in fair valuation following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security.
Barings reports to the Board each quarter regarding the valuation of each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. The consolidated financial statements include private placement restricted securities valued at $173,828,287 (103.04% of net assets) as of March 31, 2024, the values of which have been estimated by Barings based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
Independent Valuation Process
The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
determine the point within that range that it will use in making valuation determinations. The Adviser will use its internal valuation model as a comparison point to validate the price range provided by the valuation provider. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value determination that is outside of the range provided by the independent valuation provider, such determination to be reported to the Trustees in the Adviser’s quarterly reporting to the Board. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
Following is a description of valuation methodologies used for assets recorded at fair value:
Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At March 31, 2024, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.
Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.
Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.
At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds
The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.
Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.
To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
The EBITDA valuation multiple is the primary significant unobservable input. Increases/ (decreases) to the company’s EBITDA would result in increases/ (decreases) to the equity value.
 Short-Term Securities
Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.
New Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”) “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This guidance provides optional expedients and exceptions for applying generally accepted accounting principles to contract modifications and hedging relationships, subject to meeting certain criteria, that reference LIBOR or another reference rate expected to be discontinued. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. The Trust expects that the adoption of this guidance will not have a material impact on the Trust’s financial position, result of operations or cash flows.
In June 2022, the FASB issued Accounting Standards Update, 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction ("ASU 2022-03"). The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods with n those fiscal years. At this time, management is evaluating the implications of these changes on the Trust’s financial statements.
Fair Value Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)
The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of March 31, 2024.
The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of March 31, 2024, are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$10,664,031	$—	$5,242,655	$5,421,376
Bank Loans	144,797,526	—	—	144,797,526
Common Stock - U.S.	2,740,918	—	—	2,740,918
Preferred Stock	1,200,406	—	—	1,200,406
Partnerships and LLCs	19,668,061	—	—	19,668,061
Public Securities
Bank Loans	1,824,582	—	1,227,582	597,000
Corporate Bonds	—	—	—	—
Total	$180,895,524	$—	$6,470,237	$174,425,287
See information disaggregated by security type and industry classification in the Unaudited Consolidated Schedule of Investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of March 31, 2024:

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted*
Bank Loans	$121,472,227	Income Approach	Implied Spread	8.7% - 45.3%	11.9%
	$2,158,259	Market Approach	Revenue Multiple	9.3x	9.3x
Corporate Bonds	$4,797,109	Income Approach	Implied Spread	12.7% - 29.8%	16.2%
	$624,268	Market Approach	Revenue Multiple	0.2x	0.2x
Equity Securities**	$23,032,150	Enterprise Value Waterfall Approach	Valuation Multiple	4.0x - 34.0x	12.1x
	$63,864	Market Approach	Revenue Multiple	9.3x	9.3x
Certain of the Trust’s Level 3 equity securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $22,277,410 have been excluded from the preceding table.
* The weighted averages disclosed in the table above were weighted by relative fair value
** Including partnerships and LLC’s
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2023	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 03/31/2024
Restricted Securities
Corporate Bonds	$5,314,582	$95,506	$11,288	$—	$—	$—	$—	$5,421,376
Bank Loans	144,717,205	271,214	10,267,360	(326,016)	(10,132,237)	—	—	144,797,526
Common Stock - U.S.	2,555,922	(31,163)	370,881	(154,722)	—	—	—	2,740,918
Preferred Stock	1,490,355	(171,989)	—	(117,960)	—	—	—	1,200,406
Partnerships and LLCs	19,153,497	1,324,383	96,127	(905,946)	—	—	—	19,668,061
Public Securities
Bank Loans	—	3,000	594,000	—	—	—	—	597,000
	$173,231,561	$1,490,951	$11,339,656	$(1,504,644)	$(10,132,237)	$—	$—	$174,425,287
* For the three months ended March 31, 2024, there were no transfers into or out of Level 3

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
OID Amortization, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized Appreciation in Net Assets from assets still held
Interest - OID Amortization	$150,582	-
Net realized gain (loss) on investments before taxes	881,418	-
Net change in unrealized appreciation of investments before taxes	458,951	1,263,524
B. Accounting for Investments:
Investment Income
Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of March 31, 2024, the fair value of the Trust’s non-accrual assets was $1,649,443, or 0.9% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $3,652,983, or 2.1% of the total cost of the Trust’s portfolio.
Payment-in-Kind Interest
The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash.
Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of March 31, 2024, the Trust held no PIK non-accrual assets.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.
The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of March 31, 2024, the PI Subsidiary Trust has incurred income tax benefit of $2,786.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of March 31, 2024, the PI Subsidiary Trust has a deferred tax liability of $334,789.
E. Distributions to Shareholders:
The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year. The Trust’s net realized capital gain distribution, if any, is declared in December.
3. Investment Services Contract
A. Services:
Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.
B. Fee:
For its services under the Contract, Barings is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust’s net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.
4. Borrowings
Senior Secured Indebtedness
MassMutual holds the Trust’s $15,000,000 Senior Floating Rate Convertible Note (the “Note”) issued by the Trust on December 13, 2023. The Note is due December 13, 2033, and accrues interest at the rate of SOFR plus 2.20% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the three months ended three months ended March 31, 2024 the Trust incurred total interest expense on the Note of $284,625.
The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (1) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at a rate which is equal to the lesser of (i) the interest rate applicable interest on the premium calculation date, and (ii) 0.50% plus the Treasury Constant Yield at such time, over (2) the principal of the Note proposed to be redeemed. If the amount designated in clause (1) above is equal to or less than the amount specified in clause (2) above, then the Make Whole Premium shall be 3.00%.
Credit Facility

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
On July 22, 2021 (the “Effective Date”), MassMutual provided to the Trust, a five-year $15,000,000 committed revolving credit facility. Borrowings under the revolving credit facility bear interest, at the rate of LIBOR plus 2.25%. The Trust will also be responsible for paying a commitment fee of 0.50% on the unused amount. On December 13, 2023, the Trust amended the credit agreement with MassMutual to increase the aggregate commitment amount by $7,500,000 to a total aggregate commitment amount of $22,500,000, extend the maturity date to December 13, 2028, and set the interest accrual to a rate of SOFR plus 2.20% on the outstanding borrowings. Deferred financing fees in the amount of $167,579 has been netted against the credit facility balance as presented on the Consolidated Statement of Assets & Liabilities.
The average principal balance and interest rate for the period during which the credit facility was utilized for the three months ended March 31, 2024, was approximately $6,600,000 and 7.59%, respectively. As of March 31, 2024, the principal balance outstanding was $3,000,000 at an interest rate of 7.53%.
5. Purchases and Sales of Investments

	For the three months ended 03/31/2024
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$11,638,198	$12,711,054
Corporate public securities	713,193	1,001,918
6. Risks
Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include:
Below Investment Grade (high yield/junk bond) Instruments Risk
Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Trust.
The Trust may invest in bonds and loans of corporate issuers that are, at the time of purchase, rated below investment grade by at least one credit rating agency or unrated but determined by Barings to be of comparable quality. The Trust may also invest in other below investment grade debt obligations. Barings consider both credit risk and market risk in making investment decisions for the Trust. If a default occurs with respect to any below investment grade debt instruments and the Trust sells or otherwise disposes of its exposure to such instruments, it is likely that the proceeds would be less than the unpaid principal and interest. Even if such instruments are held to maturity, recovery by the Trust of its initial investment and any anticipated income or appreciation would be uncertain and may not occur. Market trading volume for high yield instruments is generally lower and the secondary market for such instruments could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer.
Borrowing and Leverage Risk
The Trust may borrow, subject to certain limitations, to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The use of leverage involves special risks, and makes the net asset value of the Trust and the yield to shareholders more volatile. There can be no assurance that the Trust’s leveraging strategies would be successful. In addition, the counterparties to the Trust’s leveraging transactions will have priority of payment over the Trust’s shareholders.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
Credit Risk
Credit risk is the risk that one or more debt obligations in the Trust’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on Barings’s credit analysis than would be the case with investments in investment grade instruments. Barings employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.
One or more debt obligations in the Trust’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status or due to changes in the specific or general market, economic, industry, political, regulatory, public health or other conditions.
Duration Risk
The Trust may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Trust’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Liquidity Risk
The Trust may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Illiquid securities may be difficult to value. Also, the Trust may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Trust may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.
Loan Risk
The loans in which the Trust may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.
These factors may have an adverse effect on the market price of the loan and the Trust’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Trust to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Trust may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Trust, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Management Risk

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
The Trust is subject to management risk because it is an actively managed portfolio. Barings apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that such techniques and analyses will produce the desired results.
Market Risk
The value of the Trust’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health and other conditions, as well as investor perceptions of these conditions. Such conditions may include, but are not limited to, war, terrorism, natural and environmental disasters and epidemics or pandemics (including the recent coronavirus pandemic), which may be highly disruptive to economies and markets. Such conditions may also adversely affect the liquidity of the Trust’s securities. The Trust is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Prepayment and Extension Risk
Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Trust may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Trust. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Trust may be unable to capitalize on securities with higher interest rates or wider spreads because the Trust’s investments are locked in at a lower rate for a longer period of time.
7. Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

At March 31, 2024, the Trust had the following unfunded commitments:

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
AdaCore Inc	$275,519	$275,459
Best Lawyers	110,577	111,923
Best Lawyers	148,173	150,865
California Custom Fruits & Flavors	183,642	183,583
Cascade Services	301,765	310,080
Cash Flow Management	74,627	74,580
Cloudbreak	198,413	198,374
CTS Engines LLC	43,771	43,578
Fortis Payments, LLC	69,549	69,415
HTI Technology & Industries Inc.	102,273	100,784
Ice House America	32,973	32,841
ISTO Biologics	60,932	61,025
Jones Fish	224,337	227,001
Kings III	125,620	125,541
Kings III	30,738	31,075
Net at Work	522,727	530,413
Parkview Dental Partners	321,500	322,129
Process Insights Acquisition, Inc.	105,865	108,295
Randy's Worldwide	38,830	39,576
RoadOne IntermodaLogistics	84,100	88,330
smartShift Technologies	350,028	359,049

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
Stratus Unlimited	$58,040	$62,181
SVI International, Inc.	111,386	111,358
Tank Holding Corp	37,532	38,125
Warner Pacific Insurance Services	430,258	437,558
Ziyad	98,898	98,721
	$4,142,073	$4,191,859

Revolvers	Unfunded Amount	Unfunded Value
Accurus Aerospace International UK Buyer	$12,196	$11,222
AdaCore Inc	101,913	101,891
Americo Chemical Products	120,041	122,578
Amtech Software	158,856	158,121
Applied Aerospace Structures Corp.	25,806	26,409
ASC Communications, LLC	22,664	22,904
BrightSign	26,841	26,425
CAi Software	235,746	234,196
California Custom Fruits & Flavors	55,093	55,075
Cascade Services	66,176	67,562
CJS Global	242,424	243,661
Cleaver-Brooks, Inc.	69,197	70,187
Cloudbreak	119,048	119,025
Cogency Global	82,652	82,020
Comply365	52,748	52,500
DataServ	48,077	48,275
Decks Direct, LLC	184,135	180,574
EFI Productivity Software	54,759	55,305
eShipping	139,792	141,841
Fortis Payments, LLC	62,695	62,592
HemaSource, Inc.	166,958	169,500
HTI Technology & Industries Inc.	68,182	67,189
Ice House America	76,577	76,510
Jones Fish	199,610	200,093
Kings III	58,257	58,524
LeadsOnline - Weatherby Parent Holdings LLC	224,512	224,790
Magnolia Wash Holdings	9,246	9,539
Marshall Excelsior Co.	7,926	8,984
Mission Microwave	99,734	99,705
Narda-MITEQ (JFL-Narda Partners, LLC)	207,682	209,920
Net at Work	117,614	120,580
Newforma	88,392	91,152
Office Ally (OA TOPCO, LP)	115,374	117,166
Omega Holdings	139,018	138,898
Polara (VSC Polara LLC)	108,266	109,591
Process Insights Acquisition, Inc.	97,598	100,935
ProfitOptics	35,484	38,016
Randy's Worldwide	13,730	14,157

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)

Revolvers	Unfunded Amount	Unfunded Value
RoadOne IntermodaLogistics	$97,347	$99,665
Rock Labor	57,867	58,021
SBP Holdings	35,492	36,965
Scaled Agile, Inc	193,097	186,923
Smartling, Inc.	101,471	102,289
smartShift Technologies	168,014	171,811
Standard Elevator Systems	2,924	(3,036)
SVI International, Inc.	111,386	111,358
Syntax Systems Ltd	28,313	28,834
Tank Holding Corp	16,364	16,527
Tencarva Machinery Company	297,534	296,298
The Caprock Group	105,981	107,130
Trintech Inc	88,010	88,425
Whitcraft LLC	65,389	69,225
Woodland Foods, Inc.	29,480	19,892
World 50, Inc.	83,947	83,939
Worldwide Electric Corporation	124,224	123,295
Ziyad	110,724	109,489
	5,432,583	5,444,662

Total Unfunded Commitments	$9,574,656	$9,636,521

As of March 31, 2024, unfunded commitments had unrealized appreciation of $61,871 or 0.04% of net assets.

8. Quarterly Results of Investment Operations (unaudited)

	March 31, 2024
	Amount	Per Share
Investment income	$4,893,728
Net investment income (net of taxes)	3,803,025	$0.36
Net realized and unrealized gain on investments (net of taxes)	1,215,601	0.11

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Japan Limited; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings BDC, Inc.; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).
When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.
We may collect non-public personal information about you from:
• Applications or other forms, interviews, or by other means;
• Consumer or other reporting agencies, government agencies, employers or others;
• Your transactions with us, our affiliates, or others; and
• Our Internet website.
We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.
Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.
We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.
This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.
Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.
April 2019

Members of the Board of
Trustees

Clifford M. Noreen
Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

David M. Mihalick

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers
Christina Emery
President

Christopher D. Hanscom
Chief Financial Officer
Treasurer

Ashlee Steinnerd
Chief Legal Officer

Robert Spengler, Jr.
Chief Compliance Officer

Andrea Nitzan
Principal Accounting Officer

Alexandra Pacini
Secretary

Sean Feeley
Vice President

Joseph Evanchick
Vice President

Matthew Curtis
Tax Officer

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN
Barings Participation Investors (the “Trust”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by SS&C GIDS, the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to SS&C GIDS, Transfer Agent for Barings Participation Investors’ Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Participation Investors

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